UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 25, 2015

Waste Management, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. employer identification number)

1001 Fannin, Suite 4000 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04	Mine Safety – Reporting of Shutdown and Patterns of Violations.

On August 25, 2015, Deffenbaugh Industries, Inc., an indirect subsidiary of Waste Management, Inc., received an imminent danger order issued by the Mine Safety and Health Administration under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its Olathe Lone Elm Quarry located at its Lone Elm Landfill in Johnson County, Kansas. The order stated that a mechanic was observed walking and working under a suspended load, consisting of a front end loader tire that was suspended in the air approximately ten feet. No one was injured in the cited incident. The mechanic was removed from the area and safely lowered the suspended load. This order has been terminated. Under the rules of the Securities and Exchange Commission, the issuance of this order is required to be disclosed on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: September 2, 2015

	By:	/s/ Barry H. Caldwell
Barry H. Caldwell
Senior Vice President, Corporate Affairs
Chief Legal Officer